EXHIBIT 99


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 26, 2004

--------------------------------------------------------------------------------
                   Final Structural and Collateral Term Sheet
--------------------------------------------------------------------------------
                $352,029,000 (Approximate) of Senior Certificates
                         GSR Mortgage Loan Trust 2004-4
                     GS Mortgage Securities Corp., Depositor
                Mortgage Pass-Through Certificates, Series 2004-4

--------------------------------------------------------------------------------
                          Final Collateral Information
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Scheduled                      WA Stated
                            Principal     Gross     Net    Remaining
                             Balance       WAC      WAC       Term        WALA
--------------------------------------------------------------------------------
Pool 1 (MTR 0-18
months)                    $62,694,188    7.23%    6.96%      311          48
--------------------------------------------------------------------------------
Pool 2 (MTR 19-42
months)                   $192,244,218    6.87%    6.61%      318          42
--------------------------------------------------------------------------------
Pool 3 (MTR 43-70
months)                    $85,040,447    7.01%    6.75%      301          58
--------------------------------------------------------------------------------
Pool 4 (MTR greater
than 70 months)            $21,078,601    8.29%    8.04%      317          43
--------------------------------------------------------------------------------
Total                     $361,057,454    7.05%    6.79%      313          47
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                      All Pools
--------------------------------------------------------------------------------
Total Scheduled Principal Balance:                                 $361,057,454
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                                   811
--------------------------------------------------------------------------------
Average Current Principal Balance of the Mortgage Loans (000's):       $445,200
--------------------------------------------------------------------------------
Weighted Average Gross Mortgage Interest Rate:                            7.05%
--------------------------------------------------------------------------------
Expected Administrative Fees (Including Servicing and Trustee
Fees):                                                                    0.26%
--------------------------------------------------------------------------------
Weighted Average Stated Term To Maturity (Months):                          313
--------------------------------------------------------------------------------
Weighted Average Seasoning (Months):                                         47
--------------------------------------------------------------------------------
Weighted Average CLTV:                                                      68%
--------------------------------------------------------------------------------
Owner Occupied:                                                             90%
--------------------------------------------------------------------------------
Single Family:                                                            64.6%
--------------------------------------------------------------------------------
Current FICO:                                                               711
--------------------------------------------------------------------------------
CA Concentration:                                                           49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Time Table
--------------------------------------------------------------------------------

Expected Settlement:                                       February 27, 2004
Cut-off Date:                                               February 1, 2004
First Distribution Date:                                      March 25, 2004
Distribution Date:                                        25th of each month

--------------------------------------------------------------------------------
                           Features of the Transaction
--------------------------------------------------------------------------------

o Offering consists of four tracks of senior certificates totaling approximately $352,029,000 expected to be rated triple-A by two of the three of: S&P, Fitch or Moody's. The four tracks of seniors are expected to be approximately:

      $61,126,000 of 6.907% coupons (Track 1)

      $187,438,000 of 6.635% coupons (Track 2)

      $82,914,000 of 6.731% coupons (Track 3)

      $20,551,000 of 7.980% coupons (Track 4)

o The overall expected amount of credit support for the senior certificates is 2.50% for the hybrid adjustable rate Mortgage Loans.

o Collateral consists primarily of conventional hybrid adjustable rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.

o The amount of senior certificates is approximate and may vary by up to 10%.

o Five-year subordinate certificate prepayment lock-out. If, within the first 36 months, the credit support to the senior certificates is twice the original credit support percentage, then the subordinate certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is twice the original credit support percentage, then the subordinate certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------

Issuer: GSR Mortgage Loan Trust 2004-4

Underwriter: Goldman, Sachs & Co.

Originators: ABN AMRO Mortgage Group, Inc., Bank of America, N.A., Bank One, N.A., Keybank National Association, Wells Fargo Home Mortgage Inc.

Servicers: ABN AMRO Mortgage Group, Inc., Bank of America, N.A., Bank One, N.A., Countrywide Home Loans, Inc., Wells Fargo Home Mortgage, Inc.

Master Servicer: Chase Manhattan Mortgage Corporation

Securities Administrator: JPMorgan Chase Bank

Trustee: Wachovia Bank, National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date

Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement

Interest Accrual: Prior calendar month for pass through bonds or 25th to 24th for floating rate bonds

Record Date: Last business day of the interest accrual period for such certificates

Clean Up Call: 5% of the Cut-off Date scheduled principal balance of the Mortgage Loans

ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Subordination: 2.50%

Rating Agencies: S&P and Fitch

Minimum Denomination: Senior certificates - $25,000

Delivery: Senior certificates - DTC



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 19, 2004


              Pool 1 (Next Adjustment Date is Between 0-18 months)

                       Preliminary Collateral Information

--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                               $62,694,188

Number of Mortgage Loans:                                                    140

Average Scheduled Principal Balance of the Mortgage
Loans (000's) :                                                         $447,816

Gross Weighted Average Coupon:                                             7.23%

Net Weighted Average Coupon:                                               6.96%

Weighted Average Stated Remaining Term / Age (Months):                    311/48

Weighted Average Current Loan-To-Value Ratio:                                70%

Owner Occupied:                                                              88%

Single Family:                                                               59%

Current FICO:                                                                703

CA Concentration:                                                            36%



                                             Gross Coupon

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Gross Coupon                     Mortgage Loans        the Cut-Off Date          Principal Balance
----------------------------------------------------------------------------------------------------
4.99% & Below                           3                   $910,980                    1.5%
5.00 - 5.49%                            2                 $1,310,617                    2.1
5.50 - 5.99%                            8                 $3,671,157                    5.9
6.00 - 6.49%                           11                 $3,832,109                    6.1
6.50 - 6.99%                           15                 $6,094,715                    9.7
7.00 - 7.49%                           54                $22,843,894                   36.4
7.50 - 7.99%                           33                $15,288,677                   24.4
8.00 - 8.49%                           10                 $4,951,853                    7.9
8.50 - 8.99%                            2                 $1,841,851                    2.9
9.00 - 9.49%                            2                 $1,948,337                    3.1
----------------------------------------------------------------------------------------------------
TOTAL                                 140                $62,694,188                  100.0%
====================================================================================================



                                        Current Loan-to-Value

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                   Number of        Principal Balance as of     Aggregate Scheduled
Combined Original LTV            Mortgage Loans        the Cut-Off Date          Principal Balance
----------------------------------------------------------------------------------------------------
40.00% & Below                          6                 $3,095,824                    4.9%
40.01 - 50.00%                          8                 $2,709,728                    4.3
50.01 - 60.00%                         15                 $7,139,432                   11.4
60.01 - 70.00%                         19                 $9,672,366                   15.4
70.01 - 80.00%                         80                $35,300,036                   56.3
80.01 - 85.00%                          2                   $927,347                    1.5
85.01 - 90.00%                          6                 $2,231,791                    3.6
95.01 - 100.00%                         4                 $1,617,665                    2.6
----------------------------------------------------------------------------------------------------
TOTAL                                 140                $62,694,188                  100.0%
====================================================================================================



                                        Months-to-Initial-Roll

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                   Number of        Principal Balance as of     Aggregate Scheduled
Months to Rate Reset             Mortgage Loans        the Cut-Off Date          Principal Balance
----------------------------------------------------------------------------------------------------
1-12                                   87                $34,900,693                   55.7%
13-18                                  53                $27,793,495                   44.3
----------------------------------------------------------------------------------------------------
TOTAL                                 140                $62,694,188                  100.0%
====================================================================================================



                                Aggregate Scheduled Principal Balance

----------------------------------------------------------------------------------------------------
                                                                                  Percentage of the
                                                        Aggregate Scheduled           Aggregate
Range of Scheduled Principal         Number of         Principal Balance as          Scheduled
           Balance                Mortgage Loans       of the Cut-off Date       Principal Balance
----------------------------------------------------------------------------------------------------
$50,000 & Below                         2                    $52,485                    0.1%
$100,001 - $125,000                     1                   $105,464                    0.2
$125,001 - $150,000                     1                   $137,039                    0.2
$200,001 - $250,000                     1                   $237,770                    0.4
$250,001 - $300,000                    18                 $5,181,452                    8.3
$300,001 - $350,000                    37                $12,080,476                   19.3
$350,001 - $400,000                    18                 $6,718,316                   10.7
$400,001 - $450,000                    14                 $5,900,337                    9.4
$450,001 - $500,000                    11                 $5,202,440                    8.3
$500,001 - $550,000                     4                 $2,131,769                    3.4
$550,001 - $600,000                     8                 $4,620,818                    7.4
$600,001 - $650,000                     5                 $3,108,757                    5.0
$650,001 - $700,000                     4                 $2,738,238                    4.4
$700,001 - $750,000                     5                 $3,595,397                    5.7
$750,001 - $800,000                     1                   $756,970                    1.2
$800,001 - $850,000                     2                 $1,642,835                    2.6
$850,001 - $900,000                     1                   $890,270                    1.4
$900,001 - $950,000                     1                   $944,520                    1.5
$950,001 - $1,000,000                   3                 $2,893,865                    4.6
$1,000,001 & Above                      3                 $3,754,972                    6.0
----------------------------------------------------------------------------------------------------
TOTAL                                 140                $62,694,188                  100.0%
====================================================================================================



                                              Seasoning

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Seasoning                          Number of        Principal Balance as of     Aggregate Scheduled
(Months)                         Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
19 - 24                                 9                 $4,116,813                   6.6%

25 - 30                                 4                 $1,267,796                   2.0

31 - 36                                 2                   $743,857                   1.2

37 - 42                                 6                 $3,703,026                   5.9

43+                                   119                $52,862,697                  84.3
----------------------------------------------------------------------------------------------------
TOTAL                                 140                $62,694,188                 100.0%
====================================================================================================


                                                 FICO

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Credit Score                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
780 & Above                            20                $10,062,690                  16.1%
760-779                                13                 $4,793,027                   7.7
740-759                                10                 $4,351,872                   6.9
720-739                                18                 $6,703,650                  10.7
700-719                                23                 $9,740,416                  15.5
680-699                                18                 $7,581,326                  12.1
660-679                                12                 $5,892,641                   9.4
640-659                                 5                 $2,581,528                   4.1
620-639                                 5                 $2,552,780                   4.1
600-619                                 2                   $857,661                   1.4
580-599                                 7                 $3,317,264                   5.3
560-579                                 1                   $585,644                   0.9
540-559                                 3                 $2,319,133                   3.7
520-539                                 2                 $1,047,155                   1.7
N/A                                     1                   $307,401                   0.5
----------------------------------------------------------------------------------------------------
TOTAL                                 140                $62,694,188                 100.0%
====================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 19, 2004


              Pool 2 (Next Adjustment Date is Between 19-42 months)

                       Preliminary Collateral Information

--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                              $192,244,218

Number of Mortgage Loans:                                                    439

Average Scheduled Principal Balance of the Mortgage Loans
(000's):                                                                $437,914

Gross Weighted Average Coupon:                                             6.87%

Net Weighted Average Coupon:                                               6.61%

Weighted Average Stated Remaining Term / Age (Months):                    318/42

Weighted Average Current Loan-To-Value Ratio:                                68%

Owner Occupied:                                                              91%

Single Family:                                                               64%

Current FICO:                                                                714

CA Concentration:                                                            51%



                                             Gross Coupon

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Gross Coupon                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
4.99% & Below                           3                  $1,809,154                  0.9%
5.00 - 5.49%                            7                  $2,833,295                  1.5
5.50 - 5.99%                           20                  $9,409,416                  4.9
6.00 - 6.49%                           49                 $21,109,913                 11.0
6.50 - 6.99%                          196                 $84,774,682                 44.1
7.00 - 7.49%                          100                 $43,416,340                 22.6
7.50 - 7.99%                           44                 $19,898,938                 10.4
8.00 - 8.49%                           16                  $7,464,726                  3.9
8.50 - 8.99%                            4                  $1,527,755                  0.8
----------------------------------------------------------------------------------------------------
TOTAL                                 439                $192,244,218                100.0%
====================================================================================================



                                        Current Loan-to-Value

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Combined Original LTV            Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
40.00% & Below                         21                  $9,119,486                  4.7%
40.01 - 50.00%                         29                 $12,511,711                  6.5
50.01 - 60.00%                         56                 $27,692,803                 14.4
60.01 - 70.00%                         75                 $34,991,852                 18.2
70.01 - 80.00%                        238                $100,790,595                 52.4
80.01 - 85.00%                          3                    $963,003                  0.5
85.01 - 90.00%                         10                  $3,932,223                  2.1
90.01 - 95.00%                          6                  $1,911,494                  1.0
95.01 - 100.00%                         1                    $331,052                  0.2
----------------------------------------------------------------------------------------------------
TOTAL                                 439                $192,244,218                100.0%
====================================================================================================



                                        Months-to-Initial-Roll

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Months to Rate Reset             Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
19-24                                  41                 $23,125,914                 12.0%
25-36                                 372                $158,231,335                 82.3
37-42                                  26                 $10,886,968                  5.7
----------------------------------------------------------------------------------------------------
TOTAL                                 439                $192,244,218                100.0%
====================================================================================================



                                Aggregate Scheduled Principal Balance

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Range of Scheduled Principal        Number of       Principal Balance as of     Aggregate Scheduled
          Balance                Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
$50,000 & Below                         4                    $146,115                  0.1%
$75,001 - $100,000                      2                    $173,996                  0.1
$100,001 - $125,000                     1                    $112,592                  0.1
$125,001 - $150,000                     1                    $125,731                  0.1
$150,001 - $200,000                     1                    $177,334                  0.1
$200,001 - $250,000                     3                    $689,346                  0.4
$250,001 - $300,000                    29                  $8,289,414                  4.3
$300,001 - $350,000                   125                 $40,525,757                 21.1
$350,001 - $400,000                    60                 $22,594,186                 11.8
$400,001 - $450,000                    64                 $27,166,824                 14.1
$450,001 - $500,000                    50                 $23,612,291                 12.3
$500,001 - $550,000                    19                  $9,999,036                  5.2
$550,001 - $600,000                    22                 $12,666,768                  6.6
$600,001 - $650,000                    17                 $10,552,773                  5.5
$650,001 - $700,000                     6                  $4,056,784                  2.1
$700,001 - $750,000                     9                  $6,577,971                  3.4
$750,001 - $800,000                     2                  $1,502,157                  0.8
$800,001 - $850,000                     5                  $4,157,459                  2.2
$850,001 - $900,000                     4                  $3,478,780                  1.8
$900,001 - $950,000                     5                  $4,712,536                  2.5
$950,001 - $1,000,000                   4                  $3,870,551                  2.0
$1,000,001 & Above                      6                  $7,055,814                  3.7
----------------------------------------------------------------------------------------------------
TOTAL                                 439                $192,244,218                100.0%
====================================================================================================



                                              Seasoning

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Seasoning                           Number of       Principal Balance as of     Aggregate Scheduled
(Months)                         Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
19 - 24                                 1                    $567,458                  0.3%
25 - 30                                36                 $14,004,041                  7.3
31 - 36                               218                 $93,618,182                 48.7
37 - 42                                11                  $5,276,627                  2.7
43+                                   173                 $78,777,910                 41.0
----------------------------------------------------------------------------------------------------
TOTAL                                 439                $192,244,218                100.0%
====================================================================================================



                                                 FICO

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Credit Score                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
780 & Above                            49                 $19,433,419                 10.1%
760-779                                59                 $26,520,110                 13.8
740-759                                48                 $21,359,731                 11.1
720-739                                64                 $30,683,971                 16.0
700-719                                64                 $28,103,829                 14.6
680-699                                41                 $17,741,551                  9.2
660-679                                31                 $14,112,813                  7.3
640-659                                32                 $13,190,594                  6.9
620-639                                25                 $10,020,533                  5.2
600-619                                13                  $5,674,389                  3.0
580-599                                 4                  $1,884,182                  1.0
560-579                                 4                  $1,943,213                  1.0
540-559                                 1                    $349,337                  0.2
499 & Below                             1                    $326,225                  0.2
N/A                                     3                    $900,324                  0.5
----------------------------------------------------------------------------------------------------
TOTAL                                 439                $192,244,218                100.0%
====================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 19, 2004


              Pool 3 (Next Adjustment Date is Between 43-70 months)

                       Preliminary Collateral Information

--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                               $85,040,447

Number of Mortgage Loans:                                                    194

Average Scheduled Principal Balance of the Mortgage
Loans (000's):                                                          $438,353

Gross Weighted Average Coupon:                                             7.01%

Net Weighted Average Coupon:                                               6.75%

Weighted Average Stated Remaining Term / Age (Months):                    301/58

Weighted Average Current Loan-To-Value Ratio:                                65%

Owner Occupied:                                                              95%

Single Family:                                                               69%

Current FICO:                                                                712

CA Concentration:                                                            55%



                                             Gross Coupon

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Gross Coupon                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
4.99% & Below                           2                    $840,272                  1.0%
6.00 - 6.49%                           10                  $3,798,785                  4.5
6.50 - 6.99%                           78                 $35,613,141                 41.9
7.00 - 7.49%                           76                 $32,068,032                 37.7
7.50 - 7.99%                           23                 $11,117,710                 13.1
8.00 - 8.49%                            5                  $1,602,507                  1.9
----------------------------------------------------------------------------------------------------
TOTAL                                 194                 $85,040,447                100.0%
====================================================================================================



                                        Current Loan-to-Value

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Combined Original LTV            Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
40.00% & Below                         14                  $5,977,388                  7.0%
40.01 - 50.00%                         20                  $9,701,903                 11.4
50.01 - 60.00%                         23                 $10,289,029                 12.1
60.01 - 70.00%                         35                 $17,049,860                 20.1
70.01 - 80.00%                         81                 $34,709,027                 40.8
80.01 - 85.00%                          4                  $1,462,825                  1.7
85.01 - 90.00%                         10                  $3,587,091                  4.2
90.01 - 95.00%                          6                  $1,905,969                  2.2
95.01 - 100.00%                         1                    $357,355                  0.4
----------------------------------------------------------------------------------------------------
TOTAL                                 194                 $85,040,447                100.0%
====================================================================================================



                                        Months-to-Initial-Roll

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Months to Rate Reset             Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
43-56                                  58                 $26,097,530                 30.7%
57-70                                 136                 $58,942,917                 69.3
----------------------------------------------------------------------------------------------------
TOTAL                                 194                 $85,040,447                100.0%
====================================================================================================



                                Aggregate Scheduled Principal Balance

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Range of Scheduled Principal        Number of       Principal Balance as of     Aggregate Scheduled
           Balance               Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
$50,000 & Below                         1                     $34,607                  0.0%
$125,001 - $150,000                     1                    $125,075                  0.2
$150,001 - $200,000                     3                    $553,105                  0.7
$200,001 - $250,000                     3                    $665,136                  0.8
$250,001 - $300,000                    22                  $6,336,323                  7.5
$300,001 - $350,000                    49                 $15,915,063                 18.7
$350,001 - $400,000                    38                 $14,113,841                 16.6
$400,001 - $450,000                    20                  $8,383,150                  9.9
$450,001 - $500,000                    15                  $7,085,245                  8.3
$500,001 - $550,000                    11                  $5,707,635                  6.7
$550,001 - $600,000                     3                  $1,721,504                  2.0
$600,001 - $650,000                     6                  $3,712,032                  4.4
$650,001 - $700,000                     6                  $4,034,468                  4.7
$700,001 - $750,000                     3                  $2,110,044                  2.5
$750,001 - $800,000                     2                  $1,532,580                  1.8
$800,001 - $850,000                     1                    $808,675                  1.0
$850,001 - $900,000                     1                    $890,487                  1.1
$900,001 - $950,000                     3                  $2,814,423                  3.3
$950,001 - $1,000,000                   1                    $957,529                  1.1
$1,000,001 & Above                      5                  $7,539,526                  8.9
----------------------------------------------------------------------------------------------------
TOTAL                                 194                 $85,040,447                100.0%
====================================================================================================



                                              Seasoning

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Seasoning                           Number of       Principal Balance as of     Aggregate Scheduled
(Months)                         Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
25 - 30                                 9                  $3,527,379                  4.2%
31 - 36                                 5                  $2,084,228                  2.5
37 - 42                                 3                    $939,462                  1.1
43+                                   177                 $78,489,378                 92.3
----------------------------------------------------------------------------------------------------
TOTAL                                 194                 $85,040,447                100.0%
====================================================================================================



                                                 FICO

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Credit Score                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
780 & Above                            24                  $9,566,964                 11.3%
760-779                                29                 $12,960,505                 15.2
740-759                                21                 $10,552,422                 12.4
720-739                                26                  $9,896,880                 11.6
700-719                                21                  $9,822,182                 11.6
680-699                                21                  $9,917,703                 11.7
660-679                                12                  $5,050,979                  5.9
640-659                                17                  $6,905,728                  8.1
620-639                                 9                  $4,992,151                  5.9
600-619                                 2                    $777,824                  0.9
580-599                                 2                    $937,305                  1.1
560-579                                 1                    $296,663                  0.4
540-559                                 1                    $412,503                  0.5
520-539                                 5                  $1,803,464                  2.1
500-519                                 1                    $309,105                  0.4
499 & Below                             1                    $314,470                  0.4
N/A                                     1                    $523,599                  0.6
----------------------------------------------------------------------------------------------------
TOTAL                                 194                 $85,040,447                100.0%
====================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 19, 2004


               Pool 4 (Next Adjustment Date is 71 months or Later)


                       Preliminary Collateral Information

--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                               $21,078,601

Number of Mortgage Loans:                                                     38

Average Scheduled Principal Balance of the Mortgage Loans
(000's):                                                                $554,700

Gross Weighted Average Coupon:                                             8.29%

Net Weighted Average Coupon:                                               8.04%

Weighted Average Stated Remaining Term / Age (Months):                    317/43

Weighted Average Current Loan-To-Value Ratio:                                68%

Owner Occupied:                                                              74%

Single Family:                                                               68%

Current FICO:                                                                705

CA Concentration                                                             48%



                                             Gross Coupon

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Gross Coupon                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
6.50 - 6.99%                            1                    $439,185                  2.1%
7.00 - 7.49%                            2                    $949,390                  4.5
7.50 - 7.99%                            9                  $3,302,880                 15.7
8.00 - 8.49%                           16                  $8,401,533                 39.9
8.50 - 8.99%                            9                  $6,525,081                 31.0
9.00 - 9.49%                            1                  $1,460,532                  7.0
----------------------------------------------------------------------------------------------------
TOTAL                                  38                 $21,078,601                100.0%
====================================================================================================



                                        Current Loan-to-Value

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Combined Original LTV            Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
40.00% & Below                          1                    $533,768                  2.5%
40.01 - 50.00%                          3                    $843,653                  4.0
50.01 - 60.00%                          4                  $1,952,562                  9.3
60.01 - 70.00%                         10                  $9,085,440                 43.1
70.01 - 80.00%                         18                  $7,930,845                 37.6
85.01 - 90.00%                          1                    $409,835                  1.9
90.01 - 95.00%                          1                    $322,497                  1.5
----------------------------------------------------------------------------------------------------
TOTAL                                  38                 $21,078,601                100.0%
====================================================================================================



                                        Months-to-Initial-Roll

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Months to Rate Reset             Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
71-84                                  37                 $20,639,415                 97.9%
85-96                                   1                    $439,185                  2.1
----------------------------------------------------------------------------------------------------
TOTAL                                  38                 $21,078,601                100.0%
====================================================================================================



                                Aggregate Scheduled Principal Balance

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Range of Scheduled Principal        Number of       Principal Balance as of     Aggregate Scheduled
          Balance                Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
$200,001 - $250,000                     1                    $221,867                  1.1%
$250,001 - $300,000                     3                    $886,300                  4.2
$300,001 - $350,000                     8                  $2,565,157                 12.2
$350,001 - $400,000                     5                  $1,902,042                  9.0
$400,001 - $450,000                     6                  $2,545,874                 12.1
$450,001 - $500,000                     3                  $1,443,468                  6.9
$500,001 - $550,000                     2                  $1,060,365                  5.0
$550,001 - $600,000                     1                    $576,416                  2.7
$650,001 - $700,000                     2                  $1,373,221                  6.5
$700,001 - $750,000                     1                    $722,296                  3.4
$800,001 - $850,000                     1                    $825,602                  3.9
$900,001 - $950,000                     1                    $937,719                  4.5
$1,000,001 & Above                      4                  $6,018,274                 28.6
----------------------------------------------------------------------------------------------------
TOTAL                                  38                 $21,078,601                100.0%
====================================================================================================



                                              Seasoning

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Seasoning                           Number of       Principal Balance as of     Aggregate Scheduled
(Months)                         Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
25 - 30                                 1                    $439,185                  2.1%
31 - 36                                 1                  $1,295,069                  6.1
37 - 42                                 9                  $6,478,023                 30.7
43+                                    27                 $12,866,324                 61.0
----------------------------------------------------------------------------------------------------
TOTAL                                  38                 $21,078,601                100.0%
====================================================================================================



                                                 FICO

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Credit Score                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
780 & Above                             4                  $1,425,153                  6.8%
760-779                                 4                  $2,079,583                  9.9
740-759                                 1                    $372,975                  1.8
720-739                                 3                  $2,522,263                 12.0
700-719                                 6                  $4,152,216                 20.0
680-699                                 9                  $5,026,580                 23.9
660-679                                 6                  $2,382,807                 11.3
640-659                                 4                  $1,821,956                  8.6
600-619                                 1                  $1,295,069                  6.1
----------------------------------------------------------------------------------------------------
TOTAL                                  38                 $21,078,601                100.0%
====================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 19, 2004


                                    All Pools


                       Preliminary Collateral Information

--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                             $361,057,454

Number of Mortgage Loans:                                                   811

Average Scheduled Principal Balance of the Mortgage Loans
(000's) :                                                              $445,200

Gross Weighted Average Coupon:                                            7.05%

Net Weighted Average Coupon:                                              6.79%

Weighted Average Stated Remaining Term / Age (Months):                   313/47

Weighted Average Current Loan-To-Value Ratio:                               68%

Owner Occupied:                                                             90%

Single Family:                                                            64.6%

Current FICO:                                                               711

CA Concentration:                                                           49%



                                             Gross Coupon

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Gross Coupon                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
4.99% & Below                           8                  $3,560,406                  1.0%
5.00 - 5.49%                            9                  $4,143,911                  1.2
5.50 - 5.99%                           28                 $13,080,572                  3.6
6.00 - 6.49%                           70                 $28,740,807                  8.0
6.50 - 6.99%                          290                $126,921,724                 35.2
7.00 - 7.49%                          232                 $99,277,656                 27.5
7.50 - 7.99%                          109                 $49,608,204                 13.7
8.00 - 8.49%                           47                 $22,420,619                  6.2
8.50 - 8.99%                           15                  $9,894,687                  2.7
9.00 - 9.49%                            3                  $3,408,868                  0.9
----------------------------------------------------------------------------------------------------
TOTAL                                 811                $361,057,454                100.0%
====================================================================================================



                                        Current Loan-to-Value

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Combined Original LTV            Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
40.00% & Below                         42                 $18,726,466                  5.2%
40.01 - 50.00%                         60                 $25,766,995                  7.1
50.01 - 60.00%                         98                 $47,073,826                 13.0
60.01 - 70.00%                        139                 $70,799,518                 19.6
70.01 - 80.00%                        417                $178,730,503                 49.5
80.01 - 85.00%                          9                  $3,353,175                  0.9
85.01 - 90.00%                         27                 $10,160,939                  2.8
90.01 - 95.00%                         13                  $4,139,961                  1.2
95.01 - 100.00%                         6                  $2,306,072                  0.6
----------------------------------------------------------------------------------------------------
TOTAL                                 811                $361,057,454                100.0%
====================================================================================================



                                        Months-to-Initial-Roll

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Months to Rate Reset             Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
1-12                                   87                 $34,900,693                  9.7%
13-18                                  53                 $27,793,495                  7.7
19-24                                  41                 $23,125,914                  6.4
25-36                                 372                $158,231,335                 43.8
37-42                                  26                 $10,886,968                  3.0
43-56                                  58                 $26,097,530                  7.2
57-70                                 136                 $58,942,917                 16.3
71-84                                  37                 $20,639,415                  5.7
85-96                                   1                    $439,185                  0.1
----------------------------------------------------------------------------------------------------
TOTAL                                 811                $361,057,454                100.0%
====================================================================================================



                                Aggregate Scheduled Principal Balance

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Range of Scheduled Principal        Number of       Principal Balance as of     Aggregate Scheduled
          Balance                Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
$50,000 & Below                         7                    $233,207                  0.1%
$75,001 - $100,000                      2                    $173,996                  0.1
$100,001 - $125,000                     2                    $218,056                  0.1
$125,001 - $150,000                     3                    $387,845                  0.1
$150,001 - $200,000                     4                    $730,439                  0.2
$200,001 - $250,000                     8                  $1,814,120                  0.5
$250,001 - $300,000                    72                 $20,693,490                  5.7
$300,001 - $350,000                   219                 $71,086,453                 19.7
$350,001 - $400,000                   121                 $45,328,385                 12.6
$400,001 - $450,000                   104                 $43,996,185                 12.2
$450,001 - $500,000                    79                 $37,343,445                 10.3
$500,001 - $550,000                    36                 $18,898,805                  5.2
$550,001 - $600,000                    34                 $19,585,506                  5.4
$600,001 - $650,000                    28                 $17,373,562                  4.8
$650,001 - $700,000                    18                 $12,202,710                  3.4
$700,001 - $750,000                    18                 $13,005,707                  3.6
$750,001 - $800,000                     5                  $3,791,707                  1.1
$800,001 - $850,000                     9                  $7,434,571                  2.1
$850,001 - $900,000                     6                  $5,259,537                  1.5
$900,001 - $950,000                    10                  $9,409,198                  2.6
$950,001 - $1,000,000                   8                  $7,721,945                  2.1
$1,000,001 & Above                     18                 $24,368,585                  6.8
-----------------------------------------------------------------------------------------------------
TOTAL                                 811                $361,057,454                100.0%
=====================================================================================================



                                              Seasoning

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
Seasoning                           Number of       Principal Balance as of     Aggregate Scheduled
(Months)                         Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
19 - 24                                10                  $4,684,271                  1.3%
25 - 30                                50                 $19,238,400                  5.3
31 - 36                               226                 $97,741,335                 27.1
37 - 42                                29                 $16,397,138                  4.5
43+                                   496                $222,996,310                 61.8
-----------------------------------------------------------------------------------------------------
TOTAL                                 811                $361,057,454                100.0%
=====================================================================================================



                                                 FICO

----------------------------------------------------------------------------------------------------
                                                      Aggregate Scheduled        Percentage of the
                                    Number of       Principal Balance as of     Aggregate Scheduled
Credit Score                     Mortgage Loans         the Cut-Off Date         Principal Balance
----------------------------------------------------------------------------------------------------
780 & Above                            97                 $40,488,226                 11.2%
760-779                               105                 $46,353,224                 12.8
740-759                                80                 $36,636,999                 10.2
720-739                               111                 $49,806,765                 13.8
700-719                               114                 $51,818,644                 14.4
680-699                                89                 $40,267,159                 11.2
660-679                                61                 $27,439,239                  7.6
640-659                                58                 $24,499,806                  6.8
620-639                                39                 $17,565,464                  4.9
600-619                                18                  $8,604,942                  2.4
580-599                                13                  $6,138,751                  1.7
560-579                                 6                  $2,825,520                  0.8
540-559                                 5                  $3,080,972                  0.9
520-539                                 7                  $2,850,619                  0.8
500-519                                 1                    $309,105                  0.1
499 & Below                             2                    $640,695                  0.2
N/A                                     5                  $1,731,324                  0.5
----------------------------------------------------------------------------------------------------
TOTAL                                 811                $361,057,454                100.0%
====================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By
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